VIDYA THERAPEUTICS

Webcast Presentation
July 29, 2026

Disclaimers

The information in this Presentation has been prepared by Processa Pharmaceuticals, Inc. ("Processa") and Vidya Therapeutics, Inc. ("Vidya" and, together with Processa and each of Processa's subsidiaries, the "combined company") and contains information pertaining to the business and operations of the combined company. The information contained in this Presentation: (a) is provided as at the date hereof, is subject to change without notice, and is based on publicly available data, internally developed data as well as third party information from other sources; (b) does not purpose to contain all the information that may be necessary or desirable to fully and accurately evaluate an investment in the combined company; (c) is not to be considered a recommendation by the combined company that any person make an investment in the combined company; (d) is for information purposes only and shall not constitute an offer to buy, sell, issue or subscribe for, or the solicitation of an offer to buy, sell or issue, or subscribe for any securities of the combined company in any jurisdiction in which such offer solicitation or sale would be unlawful. Where any opinion or belief is expressed in this Presentation, it is based on certain assumptions and limitations and is an expression of present opinion or belief only. This Presentation should not be construed as legal, financial or tax advice to any individual, as each individual's circumstances are different. This Presentation is for informational purposes only and should not be considered a solicitation or recommendation to purchase, sell or hold a security.

Certain matters discussed in this Presentation may contain forward-looking statements that are, by their nature, subject to significant risks and uncertainties. Forward-looking statements can be identified by words such as “may,” “will,” “should,” “would,” “could,” “believe,” “expect,” “anticipate,” “intend,” “plan,” “continue,” “seek,” “estimate,” “potential” or the negative of these terms or other similar terms. Forward-looking statements in this Presentation include, but are not limited to, statements about: Processa, Vidya, the concurrent financing and the acquisition of Vidya by Processa (the "Transactions"), including the closing of the concurrent financing, if any, and the expected effects, perceived benefits or opportunities and related timing with respect thereto; expectations regarding the use of proceeds from the concurrent financing and cash runway expectations therefrom, including such proceeds funding the combined company through key clinical milestones; the combined company’s product candidates (including VT-7208) and the potential benefits thereof; planned and ongoing preclinical and clinical studies, including the timing for IND filings, study initiations and topline results and other future development milestones; expected regulatory pathways; potential market opportunities; and expectations regarding patent protection and exclusivity. Such forward-looking statements reflect the current views of the combined company’s management regarding future events; they are not guarantees of future performance.

These forward-looking statements involve significant risks and uncertainties that could cause actual results to differ materially and adversely from results expressed or implied by this Presentation, including, among others: the inability to complete the concurrent financing; costs related to the proposed transaction; the ability of the combined company to obtain sufficient additional capital to further advance its clinical programs; the ability of the combined company’s clinical trials to demonstrate acceptable safety and efficacy of its product candidates and other positive results; the progress of the combined company’s preclinical studies and clinical trials; risks related to clinical development and regulatory approval of the Company's product candidates, including potential delays in the commencement, enrollment and completion of clinical trials; the size of the market opportunities for the combined company’s product candidates; competition in the combined company’s industry; changes in applicable laws or regulations and other risks and uncertainties from time to time described in Processa's Annual Report on Form 10-K for the year ended December 31, 2025 and Quarterly Report on Form 10-Q for the quarter ended March 31, 2026, including those under the "Risk Factors" section therein, and in Processa's other filings with the U.S. Securities and Exchange Commission. The combined company assumes no obligation to update any forward-looking information contained in this Presentation. Certain information contained in this Presentation related to or are based on studies, publications and other data obtained from third party sources as well as our own internal estimates and research. While the combined company believes that such third-party sources are reliable, there can be no assurance as to the accuracy or completeness of the indicated information. The combined company has not independently verified the information provided by such third-party sources.

This Presentation may contain trademarks, service marks, trade names and copyrights of other companies, which are the property of their respective owners. Solely for convenience, some of the trademarks, service marks, trade names and copyrights referred to in this Presentation may be listed without the TM, SM or © or ® symbols, but the combined company will assert, to the fullest extent under applicable law, the rights of the owners to these trademarks, service marks, trade names and copyrights.

Processa Announces Acquisition of Vidya Therapeutics

Overview	• Acquisition of Vidya was structured as a stock-for-stock transaction whereby all of Vidya's outstanding equity interests were exchanged for a combination of shares of Processa common stock and newly created Series A non-voting convertible preferred stock. • Concurrent $200 million PIPE investment into Processa • Lead investors include: Bain Capital Life Sciences, Janus Henderson Investors, RA Capital Management, SilverArc Capital, ADAR1 Capital Management, Cormorant Asset Management, Integral Health Asset Management, Marshall Wace, Octagon Capital, Soleus Capital, a large mutual fund, and other institutional investors
Use of Proceeds	• To advance the combined company's pipeline programs and for working capital and general corporate purposes • Pro forma runway expected to fund the combined company into H2 2029 and provide capital through multiple clinical milestones
Management and Board	• Sheila Gujrathi joined the Board of Directors; no changes to Processa's management team • Shareholder vote on conversion of non-voting convertible preferred stock to common stock expected to occur in Q4 2026

Advancing BTK Inhibitor Therapies for Immune-Mediated Diseases

VIDYA THERAPEUTICS

A clinical-stage biotechnology company focused on immune-system and central nervous system diseases.

A potentially best-in-class, oral, once-daily BTK inhibitor (BTKi), engineered to improve on the efficacy and safety of early-generation programs.

3
Parallel development programs

Phase 1
SAD/MAD complete across the portfolio

2027-28
Phase 2 proof-of-concept data

Vidya Pipeline

Pipeline-in-a-product optionality from a single optimized molecule

Compound	Indication	Phase 1	Phase 2	Phase 3	Anticipated Next Milestones
VT-7208 (BTKi)	Food Allergy				Phase 2 initiation H2'26 Phase 2 PoC data H2'27
	CSU				Phase 2 initiation H2'26 Phase 2 PoC data H1'28
	MS				Phase 2 initiation H1'27 Phase 2 PoC data H2'28

VIDYA THERAPEUTICS

The Opportunity

Clinically Validated Mechanism

- BTK inhibition established across autoimmune diseases
- Regulatory validation in CSU, ITP[1], GvHD[1], nrSPMS[1]
- Strong Clinical signal in MS, SLE, food allergy, Sjogren's Syndrome, HS, PMN, etc.

GvHD/ABBVIE ITP/SANOFI CSU/NOVARTIS

imbruvica (ibrutinib) WAYRILZ (rilzabrutinib) Rhapsido (remibrutinib)

Multiple Value-Creation Paths Expected

- Parallel **development in CSU, food allergy and relapsing MS** enables potential for near-term validation and long-term upside
- Indication expansion potential
  - Neuroinflammation – NMOSD
  - Systemic – Antibody diseases, SLE, RA[2], Sjogren's

Clear Unmet Need / Large Addressable Markets

- **CSU**: >1.7M U.S. patients[1]
  - Uncontrolled on H1 anti-histamines
- **Food allergy**: ~14M U.S. patients[2]
  - Current treatment avoidance or emergency rescue
- **RMS**: ~1M U.S. patients[3]
  - Progression despite treatment
- **PPMS:** ~150K U.S. patients[4]
  - Progression on ocrelizumab
- **nrSPMS**: >100K U.S. patients[5]
  - No currently available treatments

[1] Annals of Allergy, Asthma & Immunology; AJMC; [2] Xolair marketing materials; University of Nebraska Food Allergy Research & Resource Program; [3] National MS Society; 76th Annual Meeting of the American Academy of Neurology (AAN); [4] National MS Society; Neuropsychopharmacology Reports; [5] National MS Society; Journal of Neurology

Note: patient population estimated on this slide reflect management's estimates based on publicly available third-party data as of July 2026 and are subject to change

BTK is a Compelling Target: A Central Node in Adaptive and Innate Immunity

B-Cells (Adaptive)


BCR
Lyn
Syk
CYTOPLASM
BTK
PLCγ2
IP3
DAG
NUCLEUS

BCR signaling drives:
- Proliferation
- Antigen presentation
- Autoantibody production
- Cytokine secretion

Central immune signaling node


BTK

BTK's dual role:
- Links adaptive and innate immunity across peripheral and CNS compartments

Myeloid Cells (Innate)


FcR
Lyn
Syk
BTK
PLCγ2
IP3
DAG
NUCLEUS

FcR signaling drives:
- Myeloid cell activation
  - Microglia, basophils, mast cells
- Cytokine secretion
- Demyelination

BTK offers the potential to modulate both adaptive and innate immune pathways with a single molecule

VIDYA THERAPEUTICS

Strong and Differentiated Preclinical Profile Supports Advancement into the Clinic

- Potent *in vitro* and *in vivo* with strong peripheral and CNS target engagement
- Consistent efficacy observed across disease models
- Clean metabolic profile with predictable PK
- Low liver enzyme elevation and DILI[1] risk
- Completed chronic GLP tox with substantial safety margins
  - >50x C_{max} and >100x AUC
- Low, once-daily oral dose


Strong CNS Penetration
VT7208
Potent, Highly Selective BTK Inhibition
Differentiated, Less-Reactive Warhead

[1] *DILI – Drug-induced liver injury*

VT-7208 Phase 1 Study Design Enabled Efficient Dose Escalation and Translational Readouts


Single Ascending Dose
Multiple Ascending Dose
20 mg
SRC
60 mg
5 mg
SAFETY
>95% BTK TO
x 24 hrs
20 mg QD x 7d
SRC
10 mg QD x 7d
Food Effect
Cohort 20 mg

6 VT-7208:2 PBO per cohort; food cohort 8 VT-7208

- **Primary objectives:** safety, tolerability, and PK
- **Secondary objectives:** BTK target engagement and translational biomarker assessment
  - SAD & MAD: Blood BTK target occupancy vs. exposure/PK
  - MAD: CSF exposure (Days 1 & 7)

VIDYA THERAPEUTICS

VT-7208's Phase 1 Results Demonstrated Favorable Safety Profile and Tolerability Profile

Parameter	SAD			Food Cohort	MAD (QDx7)	
	5 mg	20 mg	60 mg	20 mg	10 mg	20 mg
SAEs	0/6	0/6	0/6	0/8	0/6	0/6
Grade 3 or higher	0/6	0/6	0/6	0/8	0/6	1/6 Blood draw site pain
Related AEs	0/6	1/6 Headache (G1)	0/6	1/8 Headache (G1)	0/6	0/6
CS lab abnormalities	0/6	0/6	0/6	0/5*	0/6	0/6
CS vital sign/ECG abnormalities	0/6	0/6	0/6	0/8	0/6	0/6

6:2 per cohort; food cohort 8 VT-7208
CS – Clinically Significant

**Data entry ongoing*

- Generally well-tolerated across all evaluated dose levels, with **no dose-limiting toxicities observed**
- No serious adverse events reported and no treatment-related discontinuations
- **No liver safety signal or bleeding-related events** observed

VT-7208's Predictable PK Supports Low, Once-Daily Oral Dosing


Single Ascending Dose
VT7208 Conc (ng/mL)
1000
100
10
1
0.1
0
12
24
36
48
Time (hrs)
5 mg
10 mg
20 mg
60 mg


Multiple Ascending Dose
VT7208 Conc (ng/mL)
1000
100
10
1
0.1
0.01
0
6
12
18
Time (hrs)
CSF
10 mg
20 mg
IC50 Human derived iPSC derived microglia

- **Predictable PK profile**, consistent with preclinical characterization
- Near **dose-proportional increases** in exposure observed with escalating doses of VT-7208
- Median $T_{1/2}$ (~6 hours) supports **once-daily dosing**, with **low systemic accumulation**

VIDYA THERAPEUTICS

VT-7208 Demonstrated Robust and Sustained BTK Target Engagement at ≥ 5 mg/day


Single Ascending Dose
Peripheral Target Occupancy (%)
Time (hrs)
Near complete target occupancy sustained for 24 hours across doses
≥95% occupancy sustained up to 48 hours
Placebo
5 mg
20 mg
60 mg


Multiple Ascending Dose
Peripheral Target Occupancy (%)
100% BTK occupancy at steady state; confirmed by phospho-BTK signaling assays
Placebo
10 mg
20 mg
Day 1
Daily Dosing X 7 days
Day 7

Integrated PK, target occupancy, and CNS exposure data support advancement of VT-7208 into Phase 2

Robust and Sustained Inhibition of pBTK Demonstrated Modulation of Signaling Pathway



100
50
0
-50
% Inhibition
Placebo
10 mg
20 mg
24 48 72 96 264 288 312 336
Time (hrs)

- MAD cohort results
- SAD cohort underway

The sustained inhibition of pBTK demonstrated the potential for durable pharmacodynamic activity, reinforcing confidence in the molecule's therapeutic and dosing strategy

VIDYA THERAPEUTICS

Why this Program, Why Now?

Phase 1 Complete, Advancing Phase 2 POC studies in Food Allergy, CSU, & Relapsing MS with data expected in 2027 and 2028

Target / Asset	Preclinical	Translational	Clinical	Strategic
✓ Validated biology ✓ Differentiated chemistry, pharmacology, ADME, PK	✓ Low risk of hepatotoxicity ✓ Robust clinical activity across BTK-dependent models	✓ Predictable PK supporting once-daily oral dosing ✓ Robust BTK TO and CNS exposure ✓ Favorable safety profile with no dose-limiting toxicities observed	✓ Well-defined PoC studies ✓ Predictable clinical and regulatory pathways ✓ Near-term data value-inflection points expected	✓ Capital-efficient execution ✓ Partnering and lifecycle options ✓ Multi-billion dollar addressable market

VIDYA THERAPEUTICS

Thank You

info@vidyatx.com

VIDYA
THERAPEUTICS

Webcast
Presentation
July 2026